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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): July 23, 1996
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                              Harris Corporation
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              (Exact name of registrant as specified in charter)


       Delaware                   1-3863                  34-0276860
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(State or other juris-          (Commission             (IRS Employer
diction of incorporation)       File Number)            Identification
                                                        Number)

1025 W. NASA Boulevard, Melbourne, Florida                      32919
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number area code:                 (407) 727-9100

                                     None
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        (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

        In August 1991, PLS, Inc., a California software company, filed suit against the Registrant in the Superior Court of California for San Diego County, alleging fraud, breach of contract and other charges in connection with an August 11, 1989 license agreement. The Registrant had transferred the license agreement in January 1990 to a third party, which thereafter filed for bankruptcy protection. In December 1992, the jury returned a verdict in favor of the plaintiff. In May 1993, the court entered judgment against the Registrant for $13,379,000 in compensatory damages and $53,424,700 in punitive damages, together with attorney fees, interest and costs of suit. The Registrant posted a bond to stay enforcement of the judgment and filed a notice of appeal. On July 23, 1996, the California Court of Appeal rendered its opinion. The Court of Appeal concluded there was insufficient evidence to support a finding of fraud and reversed the award of punitive damages. The Court of Appeal affirmed the lower court's judgment finding the Registrant liable for breach of contract, and remanded the matter to the lower court for retrial solely on the issue of compensatory damages -- with directions to limit the period of time for which damages can be awarded to July 15, 1991.

        On July 24, 1996, the Registrant issued a press release announcing its financial results for the fiscal year ended June 30, 1996. The Registrant reported sales of $3.621 billion for the fiscal year ended June 30, 1996, an increase of more than 5 percent over the sales of $3.444 billion reported for the previous year. The Registrant reported earnings per share for the year were up 16 percent to $4.58 compared to $3.95 for the previous year, and net income rose 15 percent to $178.4 million compared with $154.5 million in the previous year. A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

        On May 15, 1996, the Registrant's Registration Statement on Form S-3 (Commission File No. 333-3111) was declared effective by the Commission. This Current Report on Form 8-K also is being filed for the purpose of amending the Registration Statement to include the exhibit set forth below as Exhibit 4.

ITEM 7. EXHIBITS.


Exhibit No.                     Description
- -----------                     -----------
   4                            Form of 6.65% Note due August 1, 2006.

  99                            Press Release of Harris Corporation.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARRIS CORPORATION


Date: August 8, 1996                    By:  /s/ David S. Wasserman
                                           ------------------------------
                                            David S. Wasserman
                                            Vice President - Treasurer


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                                EXHIBIT INDEX

Exhibit No.                             Description
- -----------                             -----------
 4                              Form of 6.65% Note due August 1, 2006.

 99                             Press Release of Harris Corporation.











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